UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 6, 2011
GALENA BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
310 N. State Street, Suite 208
Lake Oswego, Oregon 97034
(Address of Principal Executive
Offices) (Zip Code)
Registrant’s telephone number, including area code: (855) 855-4253
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On December 6, 2011, Galena Biopharma, Inc. (“we,” “us,” “our,” “Galena” or the “Company”) entered into separate exchange agreements with several institutional holders of outstanding warrants to purchase shares of our common stock. The warrants were originally issued in our April 2011 underwritten public offering. The warrants are described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 15, 2011.
     In the exchange agreements, the warrant holders collectively have agreed to surrender for cancellation warrants to purchase an aggregate of 5,930,000 shares of our common stock in exchange for an aggregate of 4,151,000 shares of our common stock, representing an exchange ratio of approximately 1.43 warrant shares for each share of our common stock to be received in the exchange. The closing of the exchange is expected to take place on or about December 6, 2011, subject to the satisfaction of customary closing conditions. The exchange shares will be freely tradable by the former warrant holders without any restrictions on transfer and without any restrictive legend.
     The form of the exchange agreements is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
     Reference is made to the information provided under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference. The offer and sale of the exchange shares pursuant to the exchange agreements are being made in reliance on the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.
     On December 6, 2011, the Company issued a press release announcing the signing of the exchange agreement described under Item 1.01, above. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
      On November 21, 2011, Hudson Bay Master Fund, Ltd. (“Hudson Bay”), one of the investors in our April 2011 underwritten public offering, filed a complaint against us in the United States District Court for the Southern District of New York, captioned Hudson Bay Master Fund, Ltd. v. Galena Biopharma, Inc., 11 Civ. 8432 (JPO) (the “Complaint”). In the Complaint, Hudson Bay alleges that our announced plan to spin-off our RXi Pharmaceuticals Corporation subsidiary, and certain actions taken by us in preparation for the spin-off, gives it the right to require us to repurchase for approximately $1,400,000 the warrants it acquired in our April 2011 underwritten public offering. Hudson Bay also seeks related declaratory and injunctive relief. In addition, Hudson Bay claims that our previously announced sale of common stock in connection with the proposed spin-off has resulted in a reduction in the exercise price of the warrants to at least $0.65, which we have previously acknowledged. The Company believes that it has valid defenses to the claims made in the Complaint and intends to defend the claims vigorously.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits
     We are filing as part of this report the exhibit listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2011	GALENA BIOPHARMA, INC.
	By:	/s/ Mark J. Ahn
Mark J. Ahn
President, Chief Executive Officer and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Form of Exchange Agreements by and between Galena Biopharma, Inc. and the Investors named therein.

99.1	Press release of Galena Biopharma, Inc. dated December 6, 2011.

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